Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
________________  DISTRICT OF ___________________
________________ DIVISION

IN RE:	}	CASE NUMBER
	}	09-23658-EPK
QSGI, Inc.	}
}
	}	JUDGE Erik P. Kimball
DEBTOR.	}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM	July 3, 2009	TO	July 31, 2009

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

400 Royal Palm Way, Suite 302	2385 NW Executive Center Drive

Palm Beach, FL 33480	Boca Raton, FL 33431

(561) 835-9757	(561) 443-0800

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING   July 3, 2009                    AND ENDING    July 31, 2009

Name of Debtor: QSGI, Inc.	Case Number 09-23658-EPK
Date of Petition:       July 2, 2009

			CUMULATIVE
	CURRENT MONTH		PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	0	(a)	0	(b)
2. RECEIPTS:
A. Cash Sales
Minus: Cash Refunds	(-)
Net Cash Sales
B. Accounts Receivable	163,696.52		163,696.52
C. Other Receipts (See MOR-3)	194,882.46		194,882.46
(If you receive rental income,
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	358,578.98		358,578.98
4. TOTAL FUNDS AVAILABLE FOR
OPERATIONS (Line 1 + Line 3)	358,578.98		358,578.98
5. DISBURSEMENTS
A. Advertising
B. Bank Charges	45.90		45.90
C. Contract Labor
D. Fixed Asset Payments (not incl. in “N”)
E. Insurance	57,513.00		57,513.00
F. Inventory Payments (See Attach. 2)	7,096.87		7,096.87
G. Leases
H. Manufacturing Supplies
I. Office Supplies	8,438.44		8,438.44
J. Payroll - Net (See Attachment 4B)	215,022.56		215,022.56
K. Professional Fees (Accounting & Legal)
L. Rent	29,060.48		29,060.48
M. Repairs & Maintenance
N. Secured Creditor Payments (See Attach. 2)
O. Taxes Paid - Payroll (See Attachment 4C)
P. Taxes Paid - Sales & Use (See Attachment 4C)
Q. Taxes Paid - Other (See Attachment 4C)
R. Telephone	1,582.19		1,582.19
S. Travel & Entertainment	5,222.45		5,222.45
Y. U.S. Trustee Quarterly Fees
U. Utilities	4,392.12		4,392.12
V. Vehicle Expenses
W. Other Operating Expenses (See MOR-3)	40,725.00		40,725.00
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	369,099.01		369,099.01
7. ENDING BALANCE (Line 4 Minus Line 6)	(10,520.03	)(c)	(10,520.03	)(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This _____________ day of ____________, 20_____ .
(Signature)
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

		Cumulative
Description	Current Month	Petition to Date

Repayment from employee	1,742.34	1,742.34
Transfer from Qualtech Services	193,000.00	193,000.00
Initial Bank Funding	140.12	140.12

TOTAL OTHER RECEIPTS	194,882.46	194,882.46

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Source
Loan Amount	of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Product delivery cost	40,045.00	40,045.00
Chargeback	680.00	680.00

TOTAL OTHER DISBURSEMENTS	40,725.00	40,725.00

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

ACCOUNTS RECEIVABLE AT PETITION DATE:	1,184,391.67

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 1,184,391.67 (a)
PLUS: Current Month New Billings	$ 281,623.44 (b)
MINUS: Collection During the Month	$ (163,696.52) (b)
PLUS/MINUS: Adjustments or Writeoffs	$ (169,937.31) *
End of Month Balance	$ 1,132,381.28 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Adjustments composed of $74,794 for customer / vendor offset $88,810.64 of bad debt expense and other of $6356.50

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

$225,647	$	$	$	$225,647	(c)

For any receivables in the “Over 90 Days” category, please provide the following:

	Receivable	Status (Collection efforts taken, estimate of collectibility,
Customer	Date	write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2
MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:   QSGI, Inc.                                                   Case Number:  09-23658-EPK

Reporting Period beginning     July 3, 2009                           Period ending     July 31, 2009

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.
POST-PETITION ACCOUNTS PAYABLE
Date	Days
Incurred	Outstanding	Vendor	Description	Amount
Schedule A

TOTAL AMOUNT				(b)

☐ Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)
Opening Balance	$ 0 (a)
PLUS: New Indebtedness Incurred This Month	$ 183,883.71
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$ 153,350.55
PLUS/MINUS: Adjustments	$ 0 *
Ending Month Balance	$ 30,533.16 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

			Number	Total
	Date		of Post	Amount of
Secured	Payment	Amount	Petition	Post Petition
Creditor/	Due This	Paid This	Payments	Payments
Lessor	Month	Month	Delinquent	Delinquent
None

TOTAL		(d)
(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: QSGI, Inc	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$ 1,131,681.00
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 1,131,681.00 (a)
PLUS: Inventory Purchased During Month	$ 10,629.20
MINUS: Inventory Used or Sold	$ 643,272.64
PLUS/MINUS: Adjustments or Write-downs	$ 435.92 *
Inventory on Hand at End of Month	$ 499,473.48

METHOD OF COSTING INVENTORY:	Lower of average cost or market

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
          Miscellaneous reconciling item.
INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete		Total Inventory

12%	13%	%	75%	=	100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:	Computer parts and equipment with low turnover.

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	132,564.44 (b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):	Assets used for servicing computer related equipment
and general office furniture.

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ 132,564.44 (a)(b)
MINUS: Depreciation Expense	$ 17,357.00
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Ending Monthly Balance	$ 115,207.44

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:    None

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: QSGI, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.  If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wachovia	BRANCH: 105 Main Street, Hightstown, NJ

ACCOUNT NAME: Operating DIP#0923658	ACCOUNT NUMBER: 2000039267977

PURPOSE OF ACCOUNT:	OPERATING

Ending Balance per Bank Statement	$ 2,634.86
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Outstanding Checks and other debits	$ 13,295.01 *
Minus Service Charges	$
Ending Balance per Check Register	$ (10,660.15) **(a)

*Debit cards are used by	Edward Cummings, VP of Finance

**If Closing Balance is negative, provide explanation:	For payments funded in the following month.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

NA

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$__0_____________Transferred to Payroll Account
$__0_____________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Operating Account DIP #0923658

ACCOUNT NUMBER:	2000039267977

PURPOSE OF ACCOUNT:	OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT
Schedule B

TOTAL				$

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Payroll Account DIP #0923658	ACCOUNT NUMBER:	2000039267919

PURPOSE OF ACCOUNT:	PAYROLL

Ending Balance per Bank Statement	$ 50
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Outstanding Checks and other debits	$ 0 *
Minus Service Charges	$ 0
Ending Balance per Check Register	$ 50 **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B
CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Payroll Account DIP #023658

ACCOUNT NUMBER:	2000039267919

PURPOSE OF ACCOUNT:	PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Note that payroll is paid through ADP and the total is included as one line item on the operating bank account.  See attached detail payroll register for payments.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Tax Account DIP#0923658	ACCOUNT NUMBER:	2000039267951

PURPOSE OF ACCOUNT:	TAX

Ending Balance per Bank Statement	$ 50
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Oustanding Checks and other debits	$ 0 *
Minus Service Charges	$ 0
Ending Balance per Check Register	$ 50 **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Tax Account DIP#0923658	ACCOUNT NUMBER:	2000039267951

PURPOSE OF ACCOUNT:	TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.
CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT
No payments

TOTAL				(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-12

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.  If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street, Hightstown, NJ

ACCOUNT NAME:	Paypal	ACCOUNT NUMBER:	2000045773086

PURPOSE OF ACCOUNT:	Paypal

Ending Balance per Bank Statement	$ 20.12
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ 20.12 **(a)

*Debit cards are used by          Edward Cummings, VP of Finance

**If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

NA

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$__0_____________Transferred to Payroll Account
$__0_____________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 5D

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Paypal

ACCOUNT NUMBER:	2000045773086

PURPOSE OF ACCOUNT:	Paypal

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-14

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.  If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street, Hightstown, NJ

ACCOUNT NAME:	Operating	ACCOUNT NUMBER:	200003926080

PURPOSE OF ACCOUNT:	OPERATING – To Be Closed

Ending Balance per Bank Statement	$ 20
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ 20 **(a)

*Debit cards are used by          Edward Cummings, VP of Finance

**If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

NA

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$__0_____________Transferred to Payroll Account
$__0_____________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-15

ATTACHMENT 5E

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

NAME OF BANK:	Wachovia	BRANCH:	105 Main Street

ACCOUNT NAME:	Operating Account

ACCOUNT NUMBER:	2000039268060

PURPOSE OF ACCOUNT:	OPERATING – To Be Closed

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-16

ATTACHMENT 4F

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable
None.				Current
Instrument	Face Value	Purchase Price	Date of Purchase	Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum	Amount of Petty	Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

None

TOTAL	$ 0 (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $            0                    ©

©The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-17

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of	Date			Date Last
Taxing	Payment			Tax Return	Tax Return
Authority	Due	Description	Amount	Filed	Period

TOTAL			$

Note that payroll and ancillary taxes are paid by ADP as the employees are leased from ADP and property tax is paid by the landlord.

MOR-18

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	QSGI, Inc.	Case Number:	09-23658-EPK

Reporting Period beginning	July 3, 2009	Period ending	July 31, 2009

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.
		Payment
Name of Officer or Owner	Title	Description	Amount Paid

Edward Cummings	VP Finance	Payroll	9,230.76
Eric Nelson	CFO	Payroll	13,076.92
Marc Sherman	CEO	Payroll	16,153.84

PERSONNEL REPORT
	Full Time	Part Time
Number of employees at beginning of period	44
Number hired during the period	0
Number terminated or resigned during period	21
Number of employees on payroll at end of period	23

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent					Date
and/or	Phone	Policy	Coverage	Expiration	Premium
Carrier	Number	Number	Type	Date	Due

AON		102129	Workers Comp.	07/01/2010	With Payroll
Frank Crystal & Co.	561-273-2323	183885	D&O	07/08/2010	Prepaid
Frank Crystal & Co.	561-273-2323	183946	EPL	07/08/2010	Prepaid
The Hirshorn Co.	215-242-8200	3535829	Gen Liab.	09/20/2009	Prepaid
The Hirshorn Co	215-242-8200	73530063	Auto	09/20/2009	Prepaid
The Hirshorn Co	215-242-8200	79842602	Umbrella	09/20/2009	Prepaid
The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

⁪  Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-19

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

      The independent board members resigned on July 07, 2009.

      DIP financing approved on August 13, 2009

      Sale of company’s operating unit through section 363 sale was initiated.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before         March 31, 2010          .

MOR-20

QSGI, Inc.

Schedule A
QSGI
Post Petition Payables
7/31/2009

Date	Days
Incurred	Outstanding	Vendor	Description	Amount
7/15/2009	16	Wellington Technologies	Product	$ 48.39
7/15/2009	16	70 Lake Drive LLC	Lease	$ 1,368.25
7/3/2009	28	AT&T	Phones	$ 104.64
7/30/2009	1	Delaware Sec. of State	Registration	$ 3,978.00
7/13/2009	18	FEDEX	Shipping	$ 2,899.31
7/20/2009	11	FEDEX	Shipping	$ 4,946.06
7/27/2009	4	FEDEX	Shipping	$ 4,233.00
7/5/2009	26	Meeting Bridge	Teleconference	$ 414.24
7/8/2009	23	Polar Shredding	Shredding	$ 155.15
7/24/2009	7	PSEG	Utilities	$ 4,392.12
7/6/2009	25	Quench USA	Water	$ 141.88
7/3/2009	28	QWEST	Phones	$ 109.12
7/31/2009	1	Jersey Power & Light	Electricity	$ 7,200.00
7/23/2009	8	Marc Sherman	Travel	$ 543.00

				$30,533.16

QSGI, Inc.
Balance Sheet
As of 7/31/2009

		Notes
Cash	0.00
Accounts Receivable	1,132,380.28
Inventory	499,473.48
Other Current Assets	336,882.69
Total Current Assets	1,968,736.45

Property Plant and Equipment, net	115,207.44
Investment in Subsidiaries	4,101,353.92
Intangibles, net	1,799,300.49
Other Noncurrent Assets	0.00
Total Other Assets	6,015,861.85

Total Assets	7,984,598.30

Accounts Payable and Accrued Expenses	3,941,273.60
Accounts Payable due to other QSGI Companies	7,974,032.36
Line of Credit	1,810,887.18	2,3
Customer Deposits	41,050.04
Other Liabilities	71,700.59
Total Current Liabilities	13,838,943.77

Other Long-term liabilities	27,300.00
Convertible Preferred Stock	4,266,332.81
Total Long-term Liabilities	4,293,632.81

Total Liabilities	18,132,576.58

Stockholders Equity	-10,147,978.28

Total Liabilities and Stockholders Equity	7,984,598.30

Notes to the Balance Sheet:
1. Unaudited and subject to change
2. The balance due the lender has been allocated among the debtors. Each debtor is jointly and severally liable for the full amount due Victory Park Management, LLC which is estimated at $5,850,000.
3. Cash excludes four accounts aggregatomg $91,863.62 shich Victory Park Capital has taken control and has been used to reduce the outstanding loan balance.

UNITED STATES BANKRUPTCY COURT
________________  DISTRICT OF ___________________
________________ DIVISION

IN RE:	}	CASE NUMBER
	}	09-23658-EPK
Qualtech Services Group, Inc.	}
	}	JUDGE Erik P. Kimball
}
DEBTOR.	}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM      July 3, 2009            TO      July 31, 2009

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

________________________________________
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

400 Royal Palm Way, Suite 302	2385 NW Executive Center Drive

Palm Beach, FL 33480	Boca Raton, FL 33431

(561) 835-9757	(561) 443-0800

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING    July 3, 2009                             AND ENDING    July 31, 2009

Name of Debtor:    Qualtech Services Group, Inc.                                                                                        Case Number  09-23658-EPK
Date of Petition:       July 2, 2009

	CURRENT	CUMULATIVE
	MONTH	PETITION TO DATE

1. FUNDS AT BEGINNING OF PERIOD	0 (a)	0 (b)
2. RECEIPTS:
A. Cash Sales
Minus: Cash Refunds	(-)
Net Cash Sales
B. Accounts Receivable	592,997.58	592,997.58
C. Other Receipts (See MOR-3)	120.00	120.00
(If you receive rental income,
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	593,117.58	593,117.58
4. TOTAL FUNDS AVAILABLE FOR
OPERATIONS (Line 1 + Line 3)	593,117.58	593,117.58

5. DISBURSEMENTS
A. Advertising
B. Bank Charges
C. Contract Labor	4,569.58	4,569.58
D. Fixed Asset Payments (not incl. in “N”)
E. Insurance
F. Inventory Payments (See Attach. 2)	5,475.59	5,475.59
G. Leases
H. Manufacturing Supplies
I. Office Supplies	1,287.24	1,287.24
J. Payroll - Net (See Attachment 4B)	252,471.65	252,471.65
K. Professional Fees (Accounting & Legal)
L. Rent	1,742.83	1,742.83
M. Repairs & Maintenance
N. Secured Creditor Payments (See Attach. 2)
O. Taxes Paid - Payroll (See Attachment 4C)
P. Taxes Paid - Sales & Use (See Attachment 4C)
Q. Taxes Paid - Other (See Attachment 4C)
R. Telephone	481.78	481.78
S. Travel & Entertainment	15,674.05	15,674.05
Y. U.S. Trustee Quarterly Fees
U. Utilities	29.76	29.76
V. Vehicle Expenses
W. Other Operating Expenses (See MOR-3)	217,900.00	217,900.00
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	499,632.48	499,632.48
7. ENDING BALANCE (Line 4 Minus Line 6)	93,485.10(c)	93,485.10(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This day of , 20 .
(Signature)
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

		Cumulative
Description	Current Month	Petition to Date

Initial Funding of DIP Accounts	120.00

TOTAL OTHER RECEIPTS	______120.00 ____	_________________

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Source
Loan Amount	of Funds	Purpose	Repayment Schedule
		___________________	__________________

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.
		Cumulative
Description	Current Month	Petition to Date
Transfer to QSGI, Inc. for operations	193,000.00
Returned Check	2,900.00
ITS Monitor –Cost of service provided	22.000.00

TOTAL OTHER DISBURSEMENTS	___ 217,900.00	________________

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:   Qualtech Services Group, Inc.   Case Number:       09-23658-EPK

Reporting Period beginning    July 3, 2009                Period ending      July 31, 2009

ACCOUNTS RECEIVABLE AT PETITION DATE:        480,452.15

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 480,452.15 (a)
PLUS: Current Month New Billings	$ 528,613.91
MINUS: Collection During the Month	$ 592,997.58 (b)
PLUS/MINUS: Adjustments or Writeoffs	$ 16,092.12 *
End of Month Balance	$ 399,976.36 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
     $14,500 of adjustment pertains to the allowance, remainder is a reconciling item.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

$ 281,018.00	$	$	$	$ 281,018.00 (c)

For any receivables in the “Over 90 Days” category, please provide the following:

Receivable
Customer	Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2
MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:   Qualtech Services Group, Inc.   Case Number:       09-23658-EPK

Reporting Period beginning    July 3, 2009                Period ending      July 31, 2009

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE
Date	Days
Incurred	Outstanding	Vendor	Description	Amount
Attachment A

TOTAL AMOUNT				(b)
☐ Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)
Opening Balance	$ 0 (a)
PLUS: New Indebtedness Incurred This Month	$ 43,940.36
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$ 35,384.82
PLUS/MINUS: Adjustments	$ 0 *
Ending Month Balance	$ 8,555.54 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).
			Number	Total
	Date		of Post	Amount of
Secured	Payment	Amount	Petition	Post Petition
Creditor/	Due This	Paid This	Payments	Payments
Lessor	Month	Month	Delinquent	Delinquent
None

TOTAL		(d)
(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:   Qualtech Services Group, Inc.   Case Number:       09-23658-EPK

Reporting Period beginning    July 3, 2009                Period ending      July 31, 2009

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:		$ 806,294.91
INVENTORY RECONCILIATION:
	Inventory Balance at Beginning of Month	$ 806,294.91 (a)
	PLUS: Inventory Purchased/Transferred	$ 32,250.50
	MINUS: Inventory Used or Sold	$ 8,934.48
	PLUS/MINUS: Adjustments or Write-downs	$ 11,079.93 *
	Inventory on Hand at End of Month	$ 818,531.00

METHOD OF COSTING INVENTORY:      Lower of average cost or market.

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete	Total Inventory

3%	29%	0%	68%	= 100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:        Computer parts with low turnover

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:      26,608.44                         (b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):      Primarily office related furniture

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month		$ 26,608.44 (a)(b)
	MINUS: Depreciation Expense	$ 878.14
	PLUS: New Purchases	$
	PLUS/MINUS: Adjustments or Write-downs	$ (1,100) *
Ending Monthly Balance		$ 24,630.30

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:   None

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.  If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME: Operating DIP#0923660	ACCOUNT NUMBER: 2000039267948

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement	$ 117,010.52
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Outstanding Checks and other debits	$ 23,645.42 *
Minus Service Charges	$
Ending Balance per Check Register	$ 93,365.10 **(a)

*Debit cards are used by        Edward Cummings

**If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$_______0_________Transferred to Payroll Account
$_______0________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME:      Operating DIP#0923660

ACCOUNT NUMBER:      2000039267948

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT
Attached

TOTAL				$

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME: Payroll DIP#0923660	ACCOUNT NUMBER: 2000045773044

PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement	$ 50
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Outstanding Checks and other debits	$ 0 *
Minus Service Charges	$ 0
Ending Balance per Check Register	$ 50 **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B
CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME:      Payroll DIP#0923660

ACCOUNT NUMBER:      2000045773044

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Note that payroll is paid through ADP and the total is included as one line item on the operating bank account.  See attached detail payroll register for payments.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL	$

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME: Tax DIP#0923660	ACCOUNT NUMBER: 2000039267935

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$ 50
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Oustanding Checks and other debits	$ 0 *
Minus Service Charges	$ 0
Ending Balance per Check Register	$ 50 **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME:      Payroll DIP#0923660

ACCOUNT NUMBER:      2000039267935

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.
CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-12

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.  If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME: Operating	ACCOUNT NUMBER: 2000039268057

PURPOSE OF ACCOUNT:               OPERATING – To Be Closed

Ending Balance per Bank Statement	$ 20
Plus Total Amount of Outstanding Deposits	$ 0
Minus Total Amount of Outstanding Checks and other debits	$ 0 *
Minus Service Charges	$ 0
Ending Balance per Check Register	$ 20 **(a)

*Debit cards are used by        Edward Cummings

**If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$_______0_________Transferred to Payroll Account
$_______0________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 5D

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

NAME OF BANK: Wachovia	BRANCH: 105 Main Street

ACCOUNT NAME:      Operating

ACCOUNT NUMBER:      2000039268057

PURPOSE OF ACCOUNT:                OPERATING – To Be Closed

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT
Attached

TOTAL	$

MOR-14

ATTACHMENT 4E

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable
None				Current
Instrument	Face Value	Purchase Price	Date of Purchase	Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum	Amount of Petty	Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

None

TOTAL			$ (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-15

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL					$

Note that payroll and ancillary taxes are paid by ADP as the employees are leased from ADP and property tax is paid by the landlord.

MOR-16

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Qualtech Services Group, Inc.	Case Number: 09-23658-EPK

Reporting Period beginning July 3, 2009	Period ending July 31, 2009

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.
			Payment
Name of Officer or Owner	Title	Description	Amount Paid

Hank Laws	EVP	Payroll	8,333.34
Richard L. Hughes	VP	Payroll	8,333.34

PERSONNEL REPORT
	Full Time	Part Time
Number of employees at beginning of period	35
Number hired during the period	0
Number terminated or resigned during period	3
Number of employees on payroll at end of period	32

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent					Date
and/or	Phone	Policy	Coverage	Expiration	Premium
Carrier	Number	Number	Type	Date	Due

AON		102129	Workers Comp.	07/01/2010	With Payroll
Frank Crystal & Co.	561-273-2323	183885	D&O	07/08/2010	Prepaid
Frank Crystal & Co.	561-273-2323	183946	EPL	07/08/2010	Prepaid
The Hirshorn Co.	215-242-8200	3535829	Gen Liab.	09/20/2009	Prepaid
The Hirshorn Co	215-242-8200	73530063	Auto	09/20/2009	Prepaid
The Hirshorn Co	215-242-8200	79842602	Umbrella	09/20/2009	Prepaid

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

⁪  Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-17

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

      The independent board members resigned on July 07, 2009.

      DIP financing approved on August 13, 2009

      Sale of company’s operating unit through section 363 sale was initiated.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before        March 31, 2010            .

MOR-18

Qualtech Services Group, Inc.

Attachment A

QTS
Post Petition Accounts Payable
7/31/2009

Date	Days
Incurred	Outstanding	Vendor	Description	Amount

7/23/2009	8	1st Choice Security	Alarm System	$ 101.62
7/9/2009	22	AT&T	Phones	$ 551.00
7/7/2009	24	Comsource	Product	$ 612.00
7/5/2009	26	CSI Computer Specialists	Product	$ 1,000.00
7/10/2009	21	CSI Computer Specialists	Product	$ 1,005.00
7/23/2009	8	CSI Computer Specialists	Product	$ 2,133.28
7/14/2009	17	Data Sales Co.	Product	$ 175.00
7/21/2009	10	Data Sales Co.	Product	$ 175.00
7/31/2009	1	Ninety-Fourth Street Assoc	Lease	$ 2,062.64
7/31/2009	1	Xcel Entergy	Electric	$ 740.00

				$ 8,555.54

Qualtech Services Group, Inc.
Balance Sheet
As of 7/31/2009
		Notes
Cash	$ 93,485.10
Accounts Receivable	399,976.36
Accounts Receivable due from other QSGI companies	7,974,032.36
Inventory	818,531.00
Total Current Assets	9,286,024.82

Property Plant and Equipment, net	24,630.30
Other Noncurrent Assets	15,473.79
Total Other Assets	40,104.09

Total Assets	$ 9,326,128.91

Accounts Payable and Accrued Expenses	$ 630,728.11
Line of Credit	1,995,229.74	2
Deferred Revenue	193,425.60
Other Accrued Liabilities	93,175.35
Total Current Liabilities	2,912,558.80

Total Liabilities	2,912,558.80

Stockholders Equity	6,413,570.11

Total Liabilities and Stockholders Equity	$ 9,326,128.91

Notes to the Balance Sheet:
1. Unaudited and subject to change
2. The balance due the lender has been allocated among the debtors. Each debtor is jointly and severally liable for the full amount due Victory Park Management, LLC which is estimated at $5,850,000.

UNITED STATES BANKRUPTCY COURT
________________  DISTRICT OF ___________________
________________ DIVISION

IN RE:	}	CASE NUMBER
	}	09-23658-EPK
QSGI-CCSI, Inc.	}
	}	JUDGE Erik P. Kimball
}
DEBTOR.	}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM      July 3, 2009            TO      July 31, 2009

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

__________________________________
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

400 Royal Palm Way, Suite 302	2385 NW Executive Center Drive

Palm Beach, FL 33480	Boca Raton, FL 33431

(561) 835-9757	(561) 443-0800

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING    July 3, 2009                             AND ENDING     July 31, 2009

Name of Debtor: QSGI-CCSI, Inc.	Case Number 09-23658-EPK
Date of Petition: July 2, 2009

		CURRENT	CUMULATIVE
		MONTH	PETITION TO DATE

1. FUNDS AT BEGINNING OF PERIOD		0 (a)	0 (b)
2. RECEIPTS:
	A. Cash Sales
	Minus: Cash Refunds	(-)
	Net Cash Sales
	B. Accounts Receivable
	C. Other Receipts (See MOR-3)
	(If you receive rental income,
	you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		0	0
4. TOTAL FUNDS AVAILABLE FOR
OPERATIONS (Line 1 + Line 3)		0	0

5. DISBURSEMENTS
	A. Advertising
	B. Bank Charges
	C. Contract Labor
	D. Fixed Asset Payments (not incl. in “N”)
	E. Insurance
	F. Inventory Payments (See Attach. 2)
	G. Leases
	H. Manufacturing Supplies
	I. Office Supplies
	J. Payroll - Net (See Attachment 4B)
	K. Professional Fees (Accounting & Legal)
	L. Rent
	M. Repairs & Maintenance
	N. Secured Creditor Payments (See Attach. 2)
	O. Taxes Paid - Payroll (See Attachment 4C)
	P. Taxes Paid - Sales & Use (See Attachment 4C)
	Q. Taxes Paid - Other (See Attachment 4C)
	R. Telephone
	S. Travel & Entertainment
	Y. U.S. Trustee Quarterly Fees
	U. Utilities
	V. Vehicle Expenses
	W. Other Operating Expenses (See MOR-3)
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		0	0
7. ENDING BALANCE (Line 4 Minus Line 6)		0 (c)	0 (c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This day of , 20 .
(Signature)
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

General Note

QSGI-CCSI is the dormant holding company of CCSI, which is an operating company which has not filed for Chapter 11.  QSGI-CCSI had no cash flows or operations during the period July 3, 2009 through July 31, 2009 and therefore the remaining attachments which normally comprise the MOR have not been completed or attached.

MOR-3